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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                  FAULDING INC.
                                (Name of Issuer)

                                  Faulding Inc.
                             Faulding Holdings Inc.
                            F H Faulding & Co Limited
                      (Name of Person(s) Filing Statement)

                     Common Stock, Par Value $.01 Per Share
                         (Title of Class of Securities)
                        ---------------------------------
                                   312024 10 2
                     (CUSIP Numbers of Class of Securities)

             Richard F. Moldin                       Josephine M. Dundon
   President and Chief Executive Officer      Vice President, Corporate Services
               Faulding Inc.                      F H Faulding & Co Limited
             200 Elmora Avenue                       115 Sherriff Street
        Elizabeth, New Jersey 07207            Underdale, South Australia 5032
               (908) 527-9100                             Australia
                                                      (61-8) 8205-6500

            (Name, Address and Telephone Number of Persons Authorized
 to Receive Notices and Communications on Behalf of Person(s) Filing Statement)
                        ---------------------------------
                                 with a copy to:

      William F. Wynne, Jr., Esq.             William R. Griffith, Esq.
             White & Case                    Parker Duryee Rosoff & Haft
      1155 Avenue of the Americas                  529 Fifth Avenue
       New York, New York 10036                New York, New York 10017
            (212) 819-8200                          (212) 599-0500

This statement is filed in connection with (check the appropriate box):
(a)[X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule
        13e-3(c) under the Securities Exchange Act of 1934.
(b)[ ]  The filing of a registration statement under the Securities Act of 1933.
(c)[ ]  A tender offer.
(d)[ ]  None of the above.

Check the following box if soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                            CALCULATION OF FILING FEE
================================================================================
        Transaction                            Amount of
         valuation*                           Filing Fee**
--------------------------------------------------------------------------------
        $84,284,260                             $16,857
--------------------------------------------------------------------------------

* For purposes of calculating the filing fee only. This calculation assumes the purchase of [5,843,368] shares of Common Stock, par value $.01 per share, of Faulding Inc. at $13.50 net per share in cash.

** The amount of the filing fee, calculated in accordance with Rule 0-11(c) of the Securities Exchange Act of 1934, as amended, equals 1/50th of one percent of the aggregate value of cash offered for such number of shares.

[X] Check box if any part of the fee is offset by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $16,857                    Filing Parties: Faulding Inc.

Form or Registration No.: Schedule 14A              Date Filed: October 10, 1997


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                                  INTRODUCTION

         This Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Statement") is being filed jointly by Faulding Inc., a Delaware corporation (the "Company"), Faulding Holdings Inc., a Delaware corporation ("Holdings"), and F H Faulding & Co Limited, an Australian corporation ("Parent"). Holdings is a wholly-owned subsidiary of Parent. The Statement relates to the filing by the Company of a preliminary Proxy Statement (including all schedules and annexes thereto, the "Preliminary Proxy Statement") in connection with, inter alia, an amendment to the Company's Certificate of Incorporation providing for the recapitalization of the Company (the "Recapitalization"), pursuant to which the Company will effect a reverse stock split (the "Reverse Stock Split") whereby each 7,924,385 issued shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") will be combined into one validly issued share of new common stock of the Company (the "New Common Shares"), and each stockholder who or which immediately prior to the effective time of the Recapitalization was a holder of less than 7,924,385 shares of Common Stock will be entitled to receive $13.50 per share of Common Stock in cash (the "Recapitalization Amendment"), upon the terms and conditions set forth in the Agreement and Plan of Recapitalization by and among the Company, Holdings and Parent dated as of September 29, 1997 (the "Recapitalization Agreement"). The Reverse Stock Split will cause the Common Stock, which is registered with the Securities and Exchange Commission (the "Commission") pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, to be held of record by less than 300 persons.

         Concurrently with the filing of this Statement, the Company is filing with the Commission the Preliminary Proxy Statement, a copy of which is incorporated herein by reference in its entirety, including all schedules and annexes thereto. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Preliminary Proxy Statement.

         The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Company's Preliminary Proxy Statement of the information required to be included in response to the items of this Statement. The responses to each item in this Statement are qualified in their entirety by the information contained in the Preliminary Proxy Statement.

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                              CROSS-REFERENCE SHEET

Item in Schedule 13E-3          Preliminary Proxy Statement
----------------------          ---------------------------

Item 1(a)                        Front Cover Page of the Proxy Statement;
                                 CERTAIN INFORMATION CONCERNING THE COMPANY -- The Company

Item 1(b)                        INTRODUCTION

Item 1(c)                        MARKET PRICES AND DIVIDENDS -- Market Prices

Item 1(d)                        MARKET PRICES AND DIVIDENDS -- Dividends

Item 1(e)                        *

Item 1(f)                        *

Item 2(a)-(d); (g)               INTRODUCTION; CERTAIN INFORMATION CONCERNING
                                 THE COMPANY; CERTAIN INFORMATION CONCERNING
                                 PARENT AND HOLDINGS; CERTAIN RELATIONSHIPS AND
                                 RELATED TRANSACTIONS

Item 2(e)-(f)                    *

Item 3(a)(1) SPECIAL FACTORS -- Interests of Certain Persons in The Recapitalization; CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Item 3(a)(2), (b)                SPECIAL FACTORS -- Background of the
                                 Recapitalization; The Recapitalization
                                 Agreement; CERTAIN RELATIONSHIPS AND RELATED
                                 TRANSACTIONS; Annex A

Item 4                           INTRODUCTION; SUMMARY; THE SPECIAL MEETING;
                                 SPECIAL FACTORS -- Certain Effects of the
                                 Recapitalization ; -- Interests of Certain
                                 Persons in the Recapitalization; SOURCE AND
                                 AMOUNT OF FUNDS; THE RECAPITALIZATION
                                 AGREEMENT; SECURITY OWNERSHIP OF CERTAIN
                                 BENEFICIAL OWNERS AND MANAGEMENT; Annex A

Item 5 SPECIAL FACTORS -- Purpose and Structure of the Recapitalization; -- Certain Effects of the

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                                 Recapitalization; -- Plans for the Company
                                 After the Recapitalization;

Item 6(a), (b)                   SOURCE AND AMOUNT OF FUNDS; FEES AND EXPENSES

Item 6(c), (d)                   *

Item 7(a)-(c) SPECIAL FACTORS -- Background of the Recapitalization; -- Determinations of the Special Committee; Fairness of the Recapitalization; -- Purpose and Structure of The Recapitalization; -- Plans for the Company After the Recapitalization

Item 7(d) SPECIAL FACTORS -- Purpose and Structure of the Recapitalization; -- Certain Effects Of The Recapitalization; -- Certain Federal Income Tax Consequences To Stockholders; -- Plans For The Company After The Recapitalization; -- Interests Of Certain Persons In The Recapitalization; --Accounting Treatment Of The Recapitalization; The Recapitalization
                                 Agreement; Annex A

Item 8(a)-(e) INTRODUCTION; THE SPECIAL MEETING; SPECIAL FACTORS -- Background Of The Recapitalization; -- Determinations Of The Special Committee; Fairness Of The Recapitalization; -- Financial Advisor; Fairness Opinion; -- Position Of Parent And Holdings; -- Purpose And Structure Of The Recapitalization; The Recapitalization Agreement -- Conditions To Consummation Of
                                 The Recapitalization; Annex A; Annex B

Item 8(f)                        *

Item 9 INTRODUCTION; SPECIAL FACTORS -- Background Of The Recapitalization; -- Determinations Of The Special Committee; Fairness Of The Recapitalization; -- Financial Advisor; Fairness Opinion; Annex B

Item 10 INTRODUCTION; SPECIAL FACTORS -- Interests Of Certain Persons In The Recapitalization; The Recapitalization Agreement -- Payments

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                                 Under Stock Options; SECURITY OWNERSHIP OF
                                 CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Item 11 INTRODUCTION; SPECIAL FACTORS -- Interests Of Certain Persons In The Recapitalization; THE RECAPITALIZATION AGREEMENT; Annex A

Item 12 INTRODUCTION; SPECIAL FACTORS -- Background Of The Recapitalization; -- Determinations Of The Special Committee; Fairness Of The Recapitalization; -- Position Of Parent And Holdings; THE RECAPITALIZATION AGREEMENT; Annex A

Item 13(a)                       *

Item 13(b), (c)                  *

Item 14(a)                       SUMMARY -- Selected Consolidated Financial Data

Item 14(b)                       *

Item 15(a) SPECIAL FACTORS -- Purpose And Structure Of The Recapitalization; -- Plans For The Company After The Recapitalization; -- Interests Of Certain Persons In The Recapitalization; SOURCE AND AMOUNT OF FUNDS; FEES AND EXPENSES

Item 15(b)                       THE SPECIAL MEETING -- Proxies; Revocation Of
                                 Proxies

Item 16 Additional information concerning the Recapitalization is set forth in the Preliminary Proxy Statement which information is incorporated herein by reference in its entirety

Item 17                          Separately included herewith

*Omitted because the answer is negative or the Item is not applicable.

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ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE
         TRANSACTION.

(a) The information set forth on the first page of the Proxy Statement and under "CERTAIN INFORMATION CONCERNING THE COMPANY -- The Company" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth under "INTRODUCTION" in the Proxy Statement is incorporated herein by reference.

(c) The information set forth under "MARKET PRICES AND DIVIDENDS -- Market Prices" in the Proxy Statement is incorporated herein by reference.

(d) The information set forth under "MARKET PRICES AND DIVIDENDS -- Dividends" in the Proxy Statement is incorporated herein by reference.

(e)  Not applicable.

(f)  Not applicable.

ITEM 2.  IDENTITY AND BACKGROUND.

         (a)-(d); (g) This Statement is being filed jointly by the Company (which is the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction), Parent and Holdings. The information set forth under "INTRODUCTION," "CERTAIN INFORMATION CONCERNING THE COMPANY," "CERTAIN INFORMATION CONCERNING PARENT AND HOLDINGS" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" in the Proxy Statement is incorporated herein by reference.

         (e)-(f) During the last five years, none of the Company, Parent, Holdings, nor, to the best of their knowledge, any of their directors or executive officers (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)(1) The information set forth under "SPECIAL FACTORS -- Interests of Certain Persons in the Recapitalization" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" in the Proxy Statement is incorporated herein by reference.

         (a)(2), (b) The information set forth under "SPECIAL FACTORS -- Background of the Recapitalization," "THE RECAPITALIZATION AGREEMENT" and "CERTAIN RELATIONSHIPS AND

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Related Transactions" in the Proxy Statement and Annex A thereto is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

         (a)-(b) The information set forth under "INTRODUCTION," "SUMMARY," "SPECIAL FACTORS -- Certain Effects of the Recapitalization," "-- Interests of Certain Persons in the Recapitalization," "SOURCE AND AMOUNT OF FUNDS," "THE RECAPITALIZATION AGREEMENT" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" in the Proxy Statement and Annex A thereto is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

         (a)-(g) The information set forth under "SPECIAL FACTORS -- Purpose and Structure of the Recapitalization," "-- Certain Effects of the
Recapitalization," and "-- Plans for the Company after the Recapitalization" in the Proxy Statement is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

         (a), (b) The information set forth under "SOURCE AND AMOUNT OF FUNDS" and "FEES AND EXPENSES" in the Proxy Statement is incorporated herein by reference.

         (c), (d)  Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

         (a)-(c) The information set forth under "SPECIAL FACTORS -- Background of the Recapitalization," "-- Determinations of the Special Committee;
Fairness of the Recapitalization," "-- Purpose and Structure of the Recapitalization" and "--Plans for the Company after the Recapitalization" in the Proxy Statement is incorporated herein by reference.

         (d) The information set forth under "SPECIAL FACTORS -- Purpose and Structure of the Recapitalization," "-- Certain Effects of the
Recapitalization," "-- Certain Federal Income Tax Consequences to
Stockholders,""-- Plans for the Company after the Recapitalization," "-- Interests of Certain Persons in the Recapitalization," "-- Accounting Treatment of the Recapitalization" and "THE RECAPITALIZATION AGREEMENT" in the Proxy Statement and Annex A thereto is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

         (a)-(e) The information set forth under "INTRODUCTION," "THE SPECIAL MEETING" "SPECIAL FACTORS -- Background of the Recapitalization," "-- Determinations of the Special Committee; Fairness of the Recapitalization," "-- Financial Advisor; Fairness Opinion," "-- Position of Parent and Holdings" and "-- Purpose and Structure of the

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Recapitalization" in the Proxy Statement and Annex B thereto is incorporated herein by reference.

         (f) Not applicable.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

         (a)-(c) The information set forth under "INTRODUCTION," "SPECIAL FACTORS -- Background of the Recapitalization," "-- Determinations of the Special Committee; Fairness of the Recapitalization" and "--Financial Advisor; Fairness Opinions" in the Proxy Statement and Annex B thereto is incorporated herein by reference.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

         (a)-(b) The information set forth under "INTRODUCTION," "SPECIAL FACTORS -- Interests of Certain Persons in the Recapitalization," "THE RECAPITALIZATION AGREEMENT -- Payments under Stock Options" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" in the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH
         RESPECT TO THE ISSUER'S SECURITIES.

         The information set forth under "INTRODUCTION," "SPECIAL FACTORS -- Interests of Certain Persons in the Recapitalization," and "THE RECAPITALIZATION AGREEMENT" in the Proxy Statement and Annex A thereto is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

         (a)-(b) The information set forth under "INTRODUCTION," "SPECIAL FACTORS --Background of the Recapitalization," "-- Determinations of the Special Committee; Fairness of the Recapitalization", "-- Position of Parent and Holdings" and "THE RECAPITALIZATION AGREEMENT" in the Proxy Statement and
Annex A thereto is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

         (a)-(c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.

         (a) The information set forth under "SUMMARY -- Selected Consolidated Financial Data" in the Proxy Statement and the information set forth on pages 21 through 51 of the Faulding Annual Report on Form 10-K for the year ended June 30, 1997, filed as exhibit (g) hereto, are incorporated herein by reference. Exhibit (g) is expressly incorporated herein by

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reference pursuant to General Instruction D to Schedule 13E-3.

         (b) Not applicable.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

         (a) The information set forth under "SPECIAL FACTORS -- Purpose and Structure of the Recapitalization," "-- Plans for the Company After the Recapitalization," "-- Interests of Certain Persons in the Recapitalization," "SOURCE AND AMOUNT OF FUNDS," and "FEES AND EXPENSES" in the Proxy Statement is incorporated herein by reference.

         (b) The information set forth under "THE SPECIAL MEETING -- Proxies; Revocation of Proxies" in the Proxy Statement and Annex A thereto is incorporated by reference herein.

ITEM 16. ADDITIONAL INFORMATION.

         The information contained in the Proxy Statement is incorporated herein by reference in its entirety.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

         (a) Not applicable.

         (b)(1) Opinion of Oppenheimer & Co., Inc. (included as Annex B to the Proxy Statement filed on October 10, 1997 and which is incorporated by reference).

         (b)(2) Board Presentation of Oppenheimer & Co., Inc. dated September 28, 1997.

         (b)(3) Presentation of SBC Warburg Dillon Read, Inc. dated June 2,
1997.

         (c)(1) Agreement and Plan of Recapitalization (included as Annex A to the Proxy Statement filed on October 10, 1997 and which is incorporated by reference).

         (d)(1) Proxy Statement and related Letter to Stockholders filed on October 10, 1997 and which is incorporated by reference in its entirety.

         (e) Not Applicable.

         (f) Not Applicable.

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                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated:  October 10, 1997           FAULDING  INC.



                                   By: /s/ Richard F. Moldin
                                      --------------------------------
                                   Name:  Richard F. Moldin
                                   Title: President and Chief Executive Officer




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                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: October 10, 1997            FAULDING HOLDINGS INC.



                                   By: /s/ Edward D. Tweddell
                                      ------------------------------------
                                   Name:  Dr. Edward D. Tweddell
                                   Title: Director





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                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated:  October 10, 1997           F H FAULDING & CO LIMITED



                                   By: /s/ Edward D. Tweddell
                                      ------------------------------------
                                   Name:  Dr. Edward D. Tweddell
                                   Title: Group Managing Director and
                                          Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

(a)        Not applicable

(b)(1) Opinion of Oppenheimer & Co., Inc. (included as Annex B to the Proxy Statement filed on October 10, 1997 and which is incorporated by reference).

(b)(2)     Board Presentation of Oppenheimer & Co., Inc. dated September 28,
           1997

(b)(3)     Presentation of Dillon, Read & Co., Inc. dated June 2, 1997

(c)(1) Agreement and Plan of Recapitalization (included as Annex A to the Proxy Statement filed on October 10, 1997 and which is incorporated by reference).

(d)(1) Proxy Statement and related Letter to Stockholders filed on October 10, 1997 and which is incorporated by reference in its entirety.

(e)        Not Applicable

(f)        Not Applicable

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